FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2022
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 7 - FINANCIAL INSTRUMENTS:

a.	As of June 30, 2022, the financial instrument of the Company presented at fair value is derivative financial instrument in the amount of $6.1 million. The derivative financial instrument of the Company represents warrants, see note 3(e) above. This instrument is classified as level 3. The fair value adjustments are recognized in profit or loss under financial income or financial expenses. The following table presents the change in the derivative liability measured at level 3 for the three and six months ended June 30, 2022:

Three and Six Months Ended
June 30,
2022
U.S. dollars in thousands
Balance at beginning of the period	—
Proceeds received during the period	8,055
Fair value adjustments recognized in profit or loss	(1,981)
Balance at end of the period	6,074

The fair value of the warrants is computed using the Black and Scholes option pricing model. The fair value of the warrants as of June 30,2022, is based on the price of an ADS as of June 30,2022 and based on the following key parameters: risk-free interest rate of 3.02% and volatility of 73.69%. The fair value of the warrants as of May 9, 2022, was computed based on the price of an ADS on May 9, 2022, and based on the following key parameters: risk-free interest rate of 2.97% and volatility of 71%.

b. The carrying amount of cash equivalents, bank deposits, restricted cash, receivables, account payables and accrued expenses approximate their fair value due to their short-term characteristics.

c.The fair value of the borrowing and Payable in respect of intangible assets purchase is approximately $89.8 million and $15.8 million as of June 30, 2022, respectively.